Exhibit 99.1

AUGUSTA GOLD STOCKHOLDERS APPROVE ACQUISITION BY ANGLOGOLD ASHANTI

Vancouver, B.C., October 20, 2025 – Augusta Gold Corp. (TSX: G, OTCQB: AUGG) (“Augusta Gold” or the “Company”) announces that at the special meeting (the “Special Meeting”) of Augusta Gold stockholders held today, Augusta Gold stockholders voted in favour of the resolution (the “Merger Resolution”) approving the Merger (as defined below) pursuant to that certain Agreement and Plan of Merger, dated as of July 15, 2025 (as amended from time to time, the “Merger Agreement”) by and among Augusta Gold, AngloGold Ashanti (U.S.A.) Holdings Inc., a Delaware corporation (“Parent”), Exploration Inc., a Nevada corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and joined by AngloGold Ashanti Holdings plc, a public limited company existing under the laws of the Isle of Man (“HoldCo”), for the limited purposes specified in the Merger Agreement, pursuant to which Parent, Merger Sub and Augusta Gold intend to effect a merger of Merger Sub with and into Augusta Gold (the “Merger”), with Augusta Gold surviving the Merger as a wholly-owned subsidiary of Parent. Parent and Merger Sub are indirect wholly-owned subsidiaries of AngloGold Ashanti plc (“AngloGold Ashanti”) and HoldCo is a direct wholly-owned subsidiary of AngloGold Ashanti.

59,884,859 shares of Augusta Gold common stock (the “Common Shares”), representing approximately 69.69% of the issued and outstanding Common Shares as at the record date of September 12, 2025 (the “Record Date”), were voted at the Special Meeting either in person or represented by proxy. The Merger Resolution was approved by (i) approximately 69.44% of the issued and outstanding Common Shares as of the Record Date and; (ii) approximately 99.37% of the Common Shares voted at the Special Meeting, after excluding votes from certain related parties required to be excluded in accordance with section 8.1(2) of Multilateral Instrument 61-101 - Protection of Minority Security Holders in Special Transactions. Details of the voting results from the Special Meeting will be filed on Augusta Gold’s profile on both SEDAR+ at www.sedarplus.ca and EDGAR at www.sec.gov.

Closing of the Merger remains subject to certain customary closing conditions and, assuming the satisfaction of these customary closing conditions, the Merger is expected to close on or around October 23, 2025. Following completion of the Merger, Augusta Gold expects the Common Shares to be delisted from the Toronto Stock Exchange and to cease to be quoted on the OTCQB.

Augusta Gold stockholders who have questions or require assistance with submitting their Common Shares in exchange for the consideration pursuant to the Merger may direct their questions to Computershare Trust Company of Canada, which is acting as the exchange agent under the Merger. Further information regarding the Merger is available in the definitive proxy statement/management information circular of Augusta Gold dated September 17, 2025, which is available on Augusta Gold’s profile on both SEDAR+ at www.sedarplus.ca and EDGAR at www.sec.gov.

Application to Cease to be a Reporting Issuer in Canada

The Company also announces that it has applied to the British Columbia Securities Commission, as principal regulator, and the Ontario Securities Commission for a joint order (the “Order Sought”) to cease to be a reporting issuer in all jurisdictions of Canada in which it is a reporting issuer following closing of the proposed Merger. If the Order Sought is made, following closing of the proposed Merger, the Company will cease to be a reporting issuer in any jurisdiction in Canada and will no longer be subject to the disclosure requirements of a reporting issuer under Canadian securities laws.

Upon closing of the Merger, the Company also expects to be making certain filings with the U.S. Securities and Exchange Commission (“SEC”) to terminate its reporting obligations in the United States.

About Augusta Gold

Augusta Gold is an exploration and development company focused on its Reward and Bullfrog gold projects located in the prolific Bullfrog mining district approximately 120 miles north-west of Las Vegas, Nevada and just outside of Beatty, Nevada. The Company is led by a management team and board of directors with a proven track record of success in financing and developing mining assets and delivering shareholder value.

Forward-Looking Statements

Certain statements and information contained in this news release constitute “forward-looking statements”, and “forward-looking information” within the meaning of applicable securities laws (collectively, “forward-looking statements”). These statements appear in a number of places in this news release and include statements regarding our intent, or the beliefs or current expectations of our officers and directors, including statements with respect to the timing for the completion of the proposed transaction. When used in this news release words such as “to be”, “will”, “planned”, “expected”, “potential”, “anticipated” and similar expressions are intended to identify these forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements and/or information are reasonable, undue reliance should not be placed on forward-looking statements since the Company can give no assurance that such expectations will prove to be correct. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results or events to vary materially from those anticipated in such forward-looking statements, including risks that the conditions to the consummation of the proposed transaction will not be achieved in a timely manner, if at all, and the satisfaction of other conditions to the consummation of the proposed transaction on the proposed terms and schedule, and the risks, uncertainties and other factors identified in the Company’s periodic filings with Canadian securities regulators and the SEC. Such forward-looking statements are based on various assumptions, including assumptions made with regard to general business and economic conditions, metals prices, the timely receipt of necessary approvals, the Company’s ability to comply with the terms and conditions of the Agreement, and no unplanned delays or interruptions. While the Company considers these assumptions to be reasonable, based on information currently available, they may prove to be incorrect. Except as required by applicable law, we assume no obligation to update or to publicly announce the results of any change to any forward-looking statement contained herein to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward- looking statements. If we update any one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. You should not place undue importance on forward-looking statements and should not rely upon these statements as of any other date. All forward-looking statements contained in this news release are expressly qualified in their entirety by this cautionary statement.